SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of l934



Date of Report (Date of earliest event reported)              April 23, 1997
                                                       -------------------------



                    NOONEY REAL PROPERTY INVESTORS-TWO, L.P.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)





          Missouri                 0-10287                    43-1182535
-----------------------------   ---------------         ------------------------
(State or other jurisdiction      (Commission                (IRS Employer
        of incorporation)         File No.)                 Identification No.)



  7701 Forsyth Boulevard, St. Louis, Missouri                    63105
-----------------------------------------------          -----------------------
   (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code         (314) 863-7700
                                                     ---------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




                                Page 1 of 2 Pages

ITEM 5.  OTHER EVENTS


On April 23, 1997, PAN, Inc., a Missouri corporation, was appointed a Successor General Partner of the Registrant.



















                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              NOONEY REAL PROPERTY INVESTORS-TWO, L.P.





Date:        June 20, 1997         By:  /s/ Gregory J. Nooney, Jr.
      ---------------------            ---------------------------------------
                                           Gregory J. Nooney, Jr.
                                            General Partner